Exhibit 24

POWER OF ATTORNEY

AMERICAN ELECTRIC POWER COMPANY, INC.
Annual Report on Form 10-K for the Fiscal Year Ended
December 31, 2024

The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), do hereby constitute and appoint WILLIAM J. FEHRMAN, TREVOR I. MIHALIK and MATTHEW D. FRANSEN, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2024, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned have signed these presents effective as of the Date of Execution set forth by their name.

/s/ William J. Fehrman	February 5, 2025
William J. Fehrman	Date of Execution
/s/ Benjamin G.S. Fowke, III	February 5, 2025
Benjamin G.S Fowke, III	Date of Execution
/s/ Art A. Garcia	February 5, 2025
Art A. Garcia	Date of Execution
/s/ Hunter C. Gary	February 5, 2025
Hunter C. Gary	Date of Execution
/s/ Donna A. James	February 5, 2025
Donna A. James	Date of Execution
/s/ Sandra Beach Lin	February 5, 2025
Sandra Beach Lin	Date of Execution
/s/ Henry P. Linginfelter	February 5, 2025
Henry P. Linginfelter	Date of Execution
/s/ Margaret M. McCarthy	February 6, 2025
Margaret M. McCarthy	Date of Execution
/s/ Daryl Roberts	February 5, 2025
Daryl Roberts	Date of Execution
/s/ Daniel G. Stoddard	February 5, 2025
Daniel G. Stoddard	Date of Execution
/s/ Sara Martinez Tucker	February 5, 2025
Sara Martinez Tucker	Date of Execution
/s/ Lewis F. Von Thaer	February 7, 2025
Lewis F. Von Thaer	Date of Execution

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